UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AptarGroup, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V34849-P06128-Z87007 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. APTARGROUP, INC. You invested in APTARGROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 1, 2024. Vote Virtually at the Meeting* May 1, 2024 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/ATR2024 Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. APTARGROUP, INC. 265 EXCHANGE DRIVE SUITE 301 CRYSTAL LAKE, IL 60014 2024 Annual Meeting Vote by April 30, 2024 11:59 PM ET. For shares held in a Plan, vote by April 28, 2024 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V34850-P06128-Z87007 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees 1a. Sarah Glickman For 1b. Matt Trerotola For 1c. Ralf K. Wunderlich For 2. Advisory vote to approve executive compensation. For 3. Approval of an amendment to Aptar’s Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. For 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2024. For NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THIS MEETING.